Exhibit 13.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the annual report of NEC Corporation on Form 20-F for the year ended March 31, 2020 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the United States Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

Takashi Niino, Chief Executive Officer, and Takayuki Morita, Chief Financial Officer of NEC Corporation, each certifies that, to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NEC Corporation.

Date: June 30, 2020

By:	/s/ Takashi Niino
Name:	Takashi Niino
Title:	Chief Executive Officer

By:	/s/ Takayuki Morita
Name:	Takayuki Morita
Title:	Chief Financial Officer